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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2004



                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

   Delaware                                         1-8597                          94-2657368
(State or other jurisdiction               (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
               (Registrant's telephone number, including area code)


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ITEM 12. Results of Operations and Financial Condition.

On June 3, 2004, The Cooper Companies, Inc. issued a press release reporting results for its second quarter fiscal year 2004. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.


ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.             Description
  ---             -----------
99.1              Press Release dated June 3, 2004 of The Cooper Companies, Inc.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE COOPER COMPANIES, INC.




                                  By       /s/ Rodney E. Folden
                                     -----------------------------------------
                                       Rodney E. Folden
                                       Corporate Controller
                                       (Principal Accounting Officer)

Dated:  June 7, 2004

                                  EXHIBIT INDEX


Exhibit                                                                                 Sequentially
  No.             Description                                                           Numbered Page
  ---             -----------                                                           -------------
99.1              Press Release dated June 3, 2004 of The Cooper
                  Companies, Inc.






                          STATEMENT OF DIFFERENCES
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The registered trademark symbol shall be expressed as ....................'r'